WASATCH FUNDS, INC.

Supplement dated November 19, 2007

To the Statement of Additional Information dated January 31, 2007

The Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information dated January 31, 2007. You should retain this Supplement and the Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained free of charge by visiting our web site at www.wasatchfunds.com or calling us at 800.551.1700.

The first paragraph for the Wasatch International Growth Fund in the section entitled “Investment Objectives and Strategies” on page 5 is hereby deleted and replaced in its entirety with the following:

The International Growth Fund’s investment objective is long-term growth of capital. The Fund’s investment objective can be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest in securities issued by foreign companies in at least three different developed countries. The foreign companies in which the Fund typically invests will have market capitalizations of less than $5 billion at the time of purchase. We define foreign companies as those incorporated outside the United States and with the principal trading market of their securities outside the United States. We consider developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We consider emerging market countries to be those not listed above as developed countries. The Fund will focus on companies that the Advisor believes have superior growth potential. In some cases, the Fund may invest in early stage companies if the Advisor believes they have outstanding long-term growth potential. The Fund will strive to purchase stocks at prices that are rational relative to the Advisor’s projection of a company’s three-year earnings growth rate. Although the Advisor expects the Fund to invest primarily in developed countries, the Fund may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. The Fund does not use allocation models to restrict investments to certain regions, countries or industries. The Fund does not limit its investments to specific sectors. Although the Fund’s approach to investing is to analyze the growth prospects of individual companies, the growth it seeks is typically found in companies in what we believe are the fastest growing sectors. The Fund may also invest in technology and healthcare companies. The Fund may also participate in IPOs.

The first paragraph for the Wasatch International Opportunities Fund in the section entitled “Investment Objectives and Strategies” on page 6 is hereby deleted and replaced in its entirety with the following:

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective can be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest in securities issued by foreign companies in at least three different developed countries. The foreign micro cap companies in which the Fund typically invests will have market capitalizations of less than $1 billion at the time of purchase. We define foreign companies as those incorporated outside the United States and with the principal trading market of their securities outside the United States. We consider developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We consider emerging market countries to be those not listed above as developed countries. The Fund will focus on companies that the Advisor believes have superior growth potential. In some cases, the Fund may invest in early stage companies if the Advisor believes they have outstanding long-term growth potential. The Advisor will seek to purchase securities at prices the Advisor believes are rational relative to the Advisor’s projection of a company’s three year earnings growth rate. Although the Advisor expects the Fund to invest primarily in developed countries, the Fund may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. The Fund does not use allocation models to restrict investments to certain regions, countries or industries. The Fund does not limit its investments to specific sectors. Although the Fund’s approach to investing is to analyze the growth prospects of individual companies, the growth it seeks is typically found in companies in what the Advisor believes are the fastest growing sectors. The Fund may also invest in technology and health care companies. The Fund may also participate in IPOs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

2